                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 18, 2000


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


        Not Applicable            333-28811-01         Not Applicable
        ---------------          --------------     -------------------
        (State or Other           (Commission         (IRS Employer
        Jurisdiction of           File Number)      Identification No.)
        Incorporation)


                140 Industrial Drive, Elmhurst, Illinois, 60126
         --------------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)

Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 1999, to the Series 1997-2 Certificateholders on January 18, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 1999, to the Series 1998-1 Certificateholders on January 18, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 1999, to the Series 1998-2 Certificateholders on January 18, 2000.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of December 1999, to the Series 1999-1 Certificateholders on January 18, 2000.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

       (c)    Exhibits.

              The following exhibits are filed herewith:



   Exhibit No.      Description
   -----------      ---------------------------------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of December 1999

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of December 1999

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of December 1999

     99.4 Series 1999-1 Monthly Certificateholders' Statement for the month of December 1999

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                  (Registrant)



                                  /s/ Charles J. Hansen
                                  -------------------------
                                  Charles J. Hansen
                                  Senior Vice President and
                                  Associate General Counsel



Date:  January 18, 2000

                               INDEX TO EXHIBITS
                               -----------------


  Exhibit
  -------
    99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of December 1999

    99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of December 1999

    99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of December 1999

    99.4 Series 1999-1 Monthly Certificateholders' Statement for the month of December 1999